Exhibit 10.5

EXECUTION COPY

AIRCRAFT ASSET
SECURITY AGREEMENT

Dated as of April 26, 2006

among

AEROTURBINE, INC., as Borrower

THE SUBSIDIARY GUARANTORS OF AEROTURBINE, INC.

PARTY HERETO, as Subsidiary Guarantors

THE TRUSTS PARTY HERETO, as Trusts

and

CALYON New York Branch,

as Collateral Agent

Covering
Aircraft Assets Owned by the Borrower,
the Subsidiary Guarantors and the Trusts.

AIRCRAFT ASSET SECURITY AGREEMENT

AIRCRAFT ASSET SECURITY AGREEMENT, dated as of April 26, 2006 (the “Security Agreement”) among AeroTurbine, Inc., a Delaware corporation (the “Borrower”), each Subsidiary Guarantor of the Borrower a party hereto (the “Subsidiary Guarantors”), each Trust established by or for the benefit of the Borrower or a Subsidiary a party hereto (the “Trusts”) and CALYON New York Branch, as Collateral Agent (the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower (as successor by merger to AerCap AT, Inc.), the Senior Lenders (as defined below) and CALYON New York Branch, as administrative agent for the Senior Lenders (the “Senior Agent”), are parties to a Senior Credit Agreement dated as of the date hereof (the “Senior Credit Agreement”) providing for the making of certain Senior Loans to the Borrower (the “Senior Loans”);

WHEREAS, the Borrower, the Junior Lenders (as defined below) and CALYON, Head Office, as agent for the Junior Lenders (the “Junior Agent”), are parties to a Junior Credit Agreement dated as of the date hereof (the “Junior Credit Agreement”; and, collectively with the Senior Credit Agreement, the “Credit Agreements”) providing for the making of certain Junior Loans to the Borrower (the “Junior Loans”);

WHEREAS, the Borrower is willing to secure its obligations under the Credit Agreements and certain other obligations described herein by granting Liens on certain of its assets to the Collateral Agent as provided in the Security Documents;

WHEREAS, the Borrower is willing to cause each of the Subsidiary Guarantors and each of the Trusts to guarantee the foregoing obligations of the Borrower and to secure its guarantee thereof by granting Liens on certain of its assets to the Collateral Agent as provided in the Security Documents;

WHEREAS, the Senior Lenders and the Junior Lenders (each a “Lender”, and collectively, the “Lenders”) are not willing to make financial accommodation available under the Credit Agreements unless (i) the foregoing obligations of the Borrower are secured and guaranteed as described above and (ii) each guarantee thereof is secured by Liens on assets of the Subsidiary Guarantors as provided in the Security Documents;

WHEREAS, each Lender has agreed, pursuant and subject to the terms and conditions of the Credit Agreements, to make a loan to the Borrower in the amount of its Commitment (the (the Senior Loans, collectively with the Junior Loans, the “Loans”), in connection with the financing of certain aircraft and engines owned by the Borrower;

WHEREAS, the parties desire by this Security Agreement, among other things, to grant to the Collateral Agent a Lien on the Collateral in accordance with the terms hereof, in trust as security for the Borrower’s obligations to the Lenders, for the equal and ratable benefit and security of the Lenders;

WHEREAS, all things have been done to make the Loans, when executed by the Borrower and authenticated and delivered by the Collateral Agent hereunder, the legal, valid and binding obligations of the Borrower; and

WHEREAS, all things necessary to make this Security Agreement a legal, valid and binding obligation of the Borrower and the Collateral Agent for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have occurred:

GRANTING CLAUSE

NOW, THEREFORE, the Borrower, in order to secure the Obligations, and each Subsidiary Guarantor listed on the signature pages hereof, in order to secure its Secured Guarantee, and each Trust listed on the signature pages hereof, in order to secure the Obligations of its beneficiary, grants to the Collateral Agent for the benefit of the Agents and the Lenders a continuing security interest in all the following property of such Borrower or such Subsidiary Guarantor or Trust, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located:

(a)                                  each Aircraft (including the constituent Airframe and the Engines and all replacements thereof and substitutions therefor as provided herein) and each Engine, all as more particularly described in a Security Agreement Supplement or any such replacements or substitutions therefor, as provided in this Security Agreement and all records, logs and manuals maintained with respect thereto and modification and maintenance records maintained with respect thereto;

(b)                                 each Lease, all as more particularly set forth in an Assignment of Lease;

(c)                                  all insurance and requisition proceeds with respect to the Aircraft and the Engines and the Inventory including but not limited to the insurance required under Section 2.07 hereof, but excluding any insurance maintained by the Borrower and not required under Section 2.07 hereof;

(d)                                 all monies and securities from time to time deposited or required to be deposited with the Collateral Agent pursuant to any terms of this Security Agreement or required hereby to be held by the Collateral Agent hereunder; and

(e)                                  all proceeds of the foregoing.

TO HAVE AND TO HOLD all and singular the aforesaid property unto the Collateral Agent, and its successors and assigns, in trust for the benefit and security of the Lenders, and for the uses and purposes and in all cases and as to all property specified in paragraphs (a) through (e) inclusive above, subject to the terms and provisions set forth in this Security Agreement.

The Borrower does hereby constitute the Collateral Agent the true and lawful attorney of the Borrower, irrevocably, granted for good and valuable consideration and coupled with an interest and with full power of substitution, and with full power (in the name of the Borrower or otherwise) to ask for, require, demand and receive any and all monies and claims for monies

(in each case including insurance and requisition proceeds) due and to become due under or arising out of the property which now or hereafter constitutes part of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceedings which the Collateral Agent may deem to be necessary or advisable in the premises; provided that the Collateral Agent shall not exercise any such rights except upon the acceleration of the Loans pursuant to Section 8 of the Senior Credit Agreement.

The Borrower agrees that at any time and from time to time, upon the written request of the Collateral Agent, the Borrower will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents as the Collateral Agent may reasonably deem necessary or desirable to perfect, preserve or protect the mortgage, security interests and assignments created or intended to be created hereby or to obtain for the Collateral Agent the full benefits of the assignment hereunder and of the rights and powers herein granted.

IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:

ARTICLE I

DEFINITIONS

Section 1.01.                         Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned thereto in Appendix I of each Credit Agreement. In addition, the following terms shall have the following meanings:

“Aircraft”  means each Airframe together with the Engines specified on a Security Agreement Supplement as relating to such Airframe as “Related Engines” (or any Replacement Engine therefor) (“Related Engines”), whether or not any such Related Engines may from time to time be installed on such Airframe or may be installed on any other airframe or on any other aircraft.

“Airframe”  means (i) each aircraft (except Engines or engines from time to time installed thereon) identified by aircraft manufacturer and model, registration mark and manufacturer’s serial number in a Security Agreement Supplement and any aircraft (except Engines or engines from time to time installed thereon) which may from time to time be substituted for such aircraft (except Engines, Engines or engines from time to time installed thereon) pursuant to clause (ii) of the first paragraph of Section 2.06(a) of this Security Agreement; and (ii) any and all related Parts (other than Engines or engines).

“Assignment of Lease” means an Assignment of Lease substantially in the form of Exhibit B, signed and delivered to the Collateral Agent for the purpose of assigning a Lease pursuant to Section 2.04.

“Aviation Authority” means, in respect of an Aircraft, any Governmental Authority which under the laws of the State of Registration may from time to time:

(a) have control or supervision of civil aviation in the State of Registration; or

(b) have jurisdiction over the registration, airworthiness or operation of, or other similar matters relating to that Aircraft.

“Collateral” or “Aircraft Asset Collateral” means all property, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Collateral Agent pursuant to this Agreement.

“Deregistration Power of Attorney” means, in respect of an Aircraft, a deregistration power of attorney issued by the relevant Lessee in favor of the Borrower (or, if such Aircraft is leased by a Subsidiary Guarantor or a Trust, such Subsidiary Guarantor or Trust) in the form provided for by the Cape Town Convention (if the Cape Town Convention is applicable) or in the form approved by the Collateral Agent acting reasonably.

“Engine” means (i) each Related Engine and (ii) each engine, which is not a Related Engine, which is specified in a Security Agreement Supplement.

“Exempt Aircraft” means an Aircraft owned by a Special Purpose Leasing Subsidiary which Aircraft is (i) leased to a Lessee pursuant to a lease with a stated term (together with all stated renewals) of 16 months or less and (ii) registered in the name of the Lessee in a State of Registration which is not the United States.

“Federal Aviation Act” means that portion of the United States Code comprising those provisions formerly referred to as the Federal Aviation Act of 1958, as amended, or any subsequent legislation that amends, supplements or supersedes such provisions.

“Federal Aviation Administration” and “FAA” mean the United States Federal Aviation Administration and any agency or instrumentality of the United States government succeeding to their functions.

“Lease” means any lease permitted by the terms of Section 2.04(c) of this Security Agreement.

“Lessee” means any Person for so long, but only so long, as such Person is in possession of an Airframe and/or any Engine pursuant to the terms of a Lease which is then in effect pursuant to Section 2.04(c) of this Security Agreement.

“Lien Grantors” means, collectively, (i) the Borrower, each Subsidiary listed on the signature pages hereof under the caption “Subsidiary Guarantors”, and each Trust listed on the signature pages hereof under the caption “Trusts” and their respective successors, and (ii) each Subsidiary or Trust that shall, at any time after the date hereof, become a Lien Grantor pursuant to Section 10.01, and “Lien Grantor” means any of the foregoing.

“Parts” means all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than (a) complete Engines or engines, and (b) any items leased by the Borrower from a third party that would constitute an Additional Part that may be removed pursuant to the penultimate sentence of Section 2.06 of this Security Agreement ) which may from time to time be incorporated or installed in or attached to any Airframe or any Engine or removed therefrom (until replaced).

“Permitted Lien” means any Lien referred to in clauses (a) through (h) of Section 2.01 of this Security Agreement.

“Prohibited Country” means, with respect to an Aircraft or an Engine, any country to which the export and/or use of such Aircraft or Engine is not permitted under (a) any United Nations sanctions, (b) the Council Regulation (EC) No. 149/2003 which updates and amends Council Regulation (EC) 1334/2000, (c) the United States Export Administration Act 1979 (as amended) or any successor legislation and/or the Export Administration Regulations promulgated there under, (d) where applicable, the various regulations administered from time to time by the Office of Foreign Assets Control of the U.S. Treasury Department, (e) any similar or corresponding legislation then in effect in the United States or (f) any subsequent United Nations Sanctions Orders the effect of which prohibits or restricts the export and/or use of Aircraft or Engines to such country.

“Security Agreement” means this Aircraft Asset Security Agreement, between the Borrower, the Subsidiary Guarantors and the Collateral Agent, as it may from time to time be supplemented or amended as herein provided, including supplementing by a Security Agreement Supplement pursuant thereto.

“Security Agreement Supplement” means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Collateral Agent for the purpose of adding a Subsidiary of the Borrower or a Trust as a party hereto pursuant to Section 10.01 and/or adding additional property to the Collateral.

“Special Purpose Leasing Subsidiary” means a Subsidiary of the Borrower or a Subsidiary Guarantor (x) which has been organized as a Special Purpose Vehicle for the purpose of leasing one or more Aircraft and/or Engines to a single Lessee and (y) the Capital Stock of which has been pledged to the Collateral Agent pursuant to Section 7 of the Guarantee and Collateral Agreement.

“State of Registration” means, in relation to an Aircraft, any state or territory in which an Aircraft may for the time being be registered pursuant to a Lease or pursuant to this Agreement (as the case may be).

“Trust” means an owner trust organized by and for the benefit of the Borrower or a Subsidiary Guarantor under the laws of one of the States of the United States for the purpose of owning an Aircraft to be registered with the FAA on the basis of “citizenship”, provided that the owner trustee shall be a bank or trust company which customarily acts as an owner trustee in aircraft financings and the owner trust shall meet the Special Purpose Vehicle Criteria.

“War Risk Insurance”  means, for any Aircraft, (i) Hull War Risk Insurance and (ii) war risk, hijacking and related perils insurance covering liability risks in respect of such Aircraft.

ARTICLE II

COVENANTS OF THE BORROWER

Section 2.01.                         Liens. Neither the Borrower nor any Subsidiary Guarantor nor any Trust will directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any Collateral, title thereto or any interest therein, except:

(a)                                  the Lien of this Security Agreement, and any other rights existing pursuant to the Loan Documents;

(b)                                 the rights of others under agreements or arrangements to the extent permitted by the terms of Section 2.04 hereof;

(c)                                  Liens for taxes of the Borrower or a Subsidiary Guarantor or Trust (or any Lessee) either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of any of the Collateral;

(d)                                 materialmens’, mechanics’, workmens’, repairmens’, employees’ or other like Liens arising in the ordinary course of the Borrower’s or Subsidiary Guarantor’s or Trust’s (or, if a Lease is then in effect, Lessee’s) business (including those arising under maintenance agreements entered into in the ordinary course of business) securing obligations that are not overdue for a period of more than sixty (60) days or are being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of any item of Collateral or any interest therein;

(e)                                  Liens arising out of any judgment or award against the Borrower or any Subsidiary Guarantor or any Trust (or any Lessee), unless the judgment secured shall not, within sixty (60) days after the entry thereof, have been discharged, vacated, reversed or execution thereof stayed pending appeal or shall not have been discharged, vacated or reversed within sixty (60) days after the expiration of such stay;

(f)                                    Liens for the fees or charges of any airport or air navigation authority arising in the ordinary course of the Borrower’s or Subsidiary Guarantor’s or Trust’s (or, if a Lease is then in effect, Lessee’s) business by statute or by operation of law, in each case for amounts the payment of which is either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of any of the Collateral, provided that, notwithstanding the foregoing, the Borrower, any Subsidiary Guarantor or any Trust may suffer to exist such Liens for such fees and charges (“Basket Liens”) in an aggregate amount not to exceed $4,000,000 for the Borrower, its Subsidiary Guarantors and Trusts, provided, further, that the Borrower, its Subsidiary Guarantors and Trusts shall use all commercially reasonable efforts to require the payment of such Basket Liens by the applicable Lessees whose operations resulted in the occurrence of such Basket Liens which are then due and payable;

(g)                                  any other Lien with respect to which the Borrower or any Subsidiary Guarantor or Trust (or any Lessee) shall have provided a bond, cash collateral or other security adequate in the reasonable opinion of the Collateral Agent; or

(h)                                 Liens approved in writing by the Collateral Agent.

The Borrower will promptly, at its own expense, take (or cause to be taken) such actions as may be necessary duly to discharge any such Lien not excepted above if the same shall arise at any time.

Section 2.02.                         Registration of Aircraft.

(a)                                  Registration in the Name of the Borrower. Except as otherwise permitted in clause (b) hereof, Borrower, at its own cost and expense, shall cause each Aircraft to be duly registered in its name (or the name of a Subsidiary Guarantor or a Trust, as the case may be), and to remain duly registered in the name of the Borrower (or the name of a Subsidiary Guarantor or a Trust, as the case may be) in the United States, Ireland, the Netherlands or the United Kingdom and shall cause this Security Agreement (or, if required by the laws of Ireland, the Netherlands or the United Kingdom, a local law mortgage containing substantially the terms and conditions of this Security Agreement) to be duly recorded or registered in the aircraft mortgage register of the applicable State of Registration as a first mortgage on such Aircraft and is duly registered as an “international interest” on the International Registry with no prior “international interests”.

(b)                                 Registration in the Name of a Lessee. The Borrower may cause an Aircraft to be registered in the name of a Lessee during the term of a Lease of such Aircraft in any country, provided, that:

(i)                                     Such country is not a Prohibited Country;

(ii)                                  Registration under the laws of such country is either required by the Aviation Authority of such country or is customary for aircraft leases entered by major international aircraft lessors with air carriers organized under the laws of such country;

(iii)                               The ownership interest of the Borrower (or Subsidiary Guarantor or Trust, as the case may be) is registered, recorded and noted in the register maintained by the Aviation Authority of such country to the fullest extent possible in accordance with any Requirement of Law of such country (it being understood and agreed that certain countries do not have a registry for ownership interests and that registration of the Aircraft may be in the name of the Lessee with a notation as to the lessor’s interest);

(iv)                              Subject to clause (c) below, this Security Agreement (or, if required by the laws of such country, a local law mortgage containing substantially the terms and conditions of this Security Agreement) is duly recorded or registered in the aircraft mortgage register of such country as a first mortgage on such Aircraft and is duly registered as an “international interest” on the International Registry with no prior “international interests”;

(v)                                 If required by Section 2.04, the Lease has been assigned to the Collateral Agent pursuant to an Assignment of Lease and a Lessee Consent to Assignment has been obtained; and

(vi)                              If customarily obtained in connection with aircraft leases entered by major international aircraft lessors with air carriers organized under the laws of such country a Deregistration Power of Attorney, together with such other documents and/or authorizations as may be necessary or advisable as a Requirement of Law of such country to ensure the de-registration of such Aircraft on the expiry or earlier termination of such Lease.

(c)                                  Mortgage Exceptions. If the State of Registration is not the United States, the Borrower shall not be required to cause this Security Agreement (or, if required by the laws of such country, a local law mortgage containing substantially the terms and conditions of this Security Agreement) to be duly recorded or registered in the aircraft mortgage register of the State of Registration as a first mortgage on such Aircraft if:

(i)                                     Such Aircraft is an Exempt Aircraft; or

(ii)                                  the Taxes, fees, costs and expenses which would be incurred in connection with the recordation or registration of this Security Agreement or a local law mortgage would exceed $10,000, then, unless the Collateral Agent shall elect to pay the amount by which such Taxes, fees, costs and expenses exceed $10,000.

(d)                                 Opinion prior to Change in Registration. Except in the case of Aircraft with respect to which a mortgage is not required to be recorded or registered in reliance on the exceptions set forth in Section 2.01(c), prior to a change in the registration of an Aircraft, the Collateral Agent shall have received an opinion of local counsel (such counsel to be reasonably acceptable to the Collateral Agent) as to the steps (including the making or giving of any notices, filings, recordations and registrations) necessary or advisable (x) to perfect the Borrower’s or such Subsidiary Guarantor’s or such Trust’s ownership interest therein and the Collateral Agent’s security interest therein under the Laws of the State of Registration and (y) otherwise to protect its interest therein as a matter of local law or customary practice (such as the procurement of a deregistration power of attorney and any necessary permits to import or export such aircraft from the applicable jurisdiction), and all such steps, if customarily taken by major international aircraft lessors in such jurisdictions, shall have been duly taken in a manner reasonably satisfactory to the Collateral Agent.

(e)                                  Engine Mortgage. Borrower, at its own cost and expense, shall cause this Security Agreement to be duly recorded with the FAA as a first mortgage with respect to each Engine and duly registered with respect to each Engine as an “international interest” on the International Registry with no prior “international interests”.

Section 2.03.                         Insignia. On or prior to the date each Airframe or Engine becomes subject to the Lien of this Security Agreement, or as soon as practicable thereafter, the Borrower agrees to affix and maintain (or cause to be affixed and maintained), at its expense, in the cockpit of each Airframe adjacent to the airworthiness certificate therein and on each Engine, a nameplate bearing the inscription:

Mortgaged To

CALYON New York Branch
as Collateral Agent

(such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor Collateral Agent as permitted herein). Except as above provided, the Borrower will not allow the name of any Person (other than the Borrower) to be placed on any Airframe or on any Engine as a designation that might be interpreted as a claim of ownership; provided that nothing herein contained shall prohibit the Borrower (or any Lessee) from placing its customary colors and insignia on any Airframe or any Engine.

Section 2.04.                         Possession and Leases. Neither the Borrower nor any Subsidiary Guarantor or any Trust will, without the prior written consent of the Collateral Agent, lease or otherwise in any manner deliver, transfer or relinquish possession of any Airframe or any Engine; provided that, so long as the Loans have not been accelerated pursuant to Section 8 of the Senior Credit Agreement, at the time of such lease, delivery, transfer or relinquishment of possession or installation, and so long as the Borrower (or any Lessee) shall comply with the provisions of this Article II, the Borrower or a Subsidiary Guarantor or Trust may, without the prior written consent of the Collateral Agent:

(a)                                  deliver possession of any Airframe or any Engine to the manufacturer thereof (or for delivery thereto) or to any organization (or for delivery thereto) for testing, service, repair, maintenance or overhaul work on such Airframe or Engine or any part of any thereof or for alterations or modifications in or additions to such Airframe or Engine to the extent required or permitted by the terms of Section 2.05 or 2.06 hereof;

(b)                                 install an Engine on an airframe which is owned by the Borrower or a Subsidiary Guarantor or a Trust (or any Lessee), in each case, free and clear of all Liens, except:

(i)                                     Permitted Liens and those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety),

(ii)                                  the rights of third parties under interchange agreements which would be permitted under clause (i) above, provided that the Borrower’s or Subsidiary Guarantor’s or Trust’s title to such Engine and the first priority Lien of this Security Agreement shall not be divested or impaired as a result thereof; and

(iii)                               mortgage liens or other security interests, provided that (as regards this clause (iii)) such mortgage liens or other security interests effectively provide that such Engine shall not become subject to the lien of such mortgage or security interest, notwithstanding the installation thereof on such airframe;

(c)                                  the Borrower may, at any time, enter into any lease (a “Lease”) of any Aircraft or Engine, with any Person (a “Lessee”), provided that:

(i)                                     such Lessee is not organized or based in a Prohibited Country;

(ii)                                  the terms of the Lease would not cause a violation with the terms of this Security Agreement (provided, that (x) in the case of a Lease of an Engine, the Lessee may be permitted to sublease the Engine and (y) in the case of the Lease of an Aircraft, the Lessee will not be permitted to sublease an Aircraft other than to a Subsidiary of the Lessee, provided, that, in either such cases, any such sublease is expressly subject and subordinate to the Lease), including without limitation, the inspection rights set forth in Section 2.08;

(iii)                               with respect to any Lease of an Aircraft or Engine having a stated term (including all stated renewals) in excess of 16 months, the Borrower shall have provided an opinion of counsel reasonably acceptable to the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent (it being understood and agreed that opinions that are customarily obtained with respect to such matters by major international lessors with lessees in such jurisdiction shall be acceptable to the Collateral Agent), addressed to the Collateral Agent, with respect to the due execution, delivery and enforceability of such Lease under the laws of the country of the Lessee’s organization, subject to customary qualifications and assumptions and, if such registration or recordation is stated by such counsel to be necessary or advisable to enforce the Assignment of the Lease, the registration or recordation of the Assignment of Lease;

(iv)                              a copy of such Lease has been delivered to the Collateral Agent;

(v)                                 such Lease has been assigned to the Collateral Agent pursuant to an Assignment of Lease and, in the case of a Assignment of Lease of an Engine, such Assignment of Lease has been recorded with the FAA and, in the case of an Assignment of Lease for an Aircraft (other than Aircraft which is an Exempted Property), (A) such Assignment of Lease has been registered or recorded as stated to be necessary or advisable by the opinion of counsel referred to in clause (iii) above and (B) a Lessee Consent to Assignment has been obtained; and

(vi)                              with respect to a Lease of an Aircraft (other than Aircraft which is an Exempted Property), if the State of Registration of such Aircraft has adopted the Cape Town Convention and the Lessee is organized in a jurisdiction that has adopted the Cape Town Convention, such Lease has been has been duly registered as an “international interest” on the International Registry with no prior “international interests” and the Assignment of Lease has been duly registered as an assignment of such “international interest” and with respect to a Lease of an Engine (other than an Engine which is an Exempted Property), if the Lessee is organized in a jurisdiction that has adopted the Cape Town Convention, such Lease has been has been duly registered as an “international interest” on the International Registry with no prior “international interests” and the Assignment of Lease has been duly registered as an assignment of such “international interest”.

The rights of any Lessee or other transferee who receives possession by reason of a transfer permitted by this Section 2.04 shall be effectively subject and subordinate to, and any Lease permitted by this Section 2.04 shall be expressly subject and subordinate to, all the terms of this Security Agreement and to the Lien of this Security Agreement, including, without limitation, the Collateral Agent’s rights to foreclosure and repossession pursuant to Article III hereof and to avoid such Lease upon such repossession, and the Borrower shall remain primarily liable hereunder for the performance of all of the terms of this Security Agreement to the same extent as if such Lease or transfer had not occurred. No pooling agreement, lease or other relinquishment of possession of any Airframe or any Engine shall in any way discharge or diminish any of the Borrower’s obligations to the Collateral Agent hereunder or constitute a waiver of the Collateral Agent’s rights or remedies hereunder. The Collateral Agent agrees, for the benefit of the Borrower (and any Lessee) and for the benefit of any mortgagee or other holder of a security interest in any engine (other than an Engine) owned by the Borrower (or any Lessee), any lessor of any engine (other than an Engine) leased to the Borrower (or any Lessee) and any conditional vendor of any engine (other than an Engine) purchased by the Borrower (or any Lessee) subject to a conditional sale agreement or any other security agreement, that no interest shall be created hereunder in any engine so owned, leased or purchased and that neither the Collateral Agent nor its successors or assigns will acquire or claim, as against the Borrower (or any Lessee) or any such mortgagee, lessor or conditional vendor or other holder of a security interest or any successor or assignee of any thereof, any right, title or interest in such engine as the result of such engine being installed on any Airframe; provided, however, that such agreement of the Collateral Agent shall not be for the benefit of any lessor or secured party of any airframe (other than an Airframe) leased to the Borrower (or any Lessee) or purchased by the Borrower (or any Lessee) subject to a conditional sale or other security agreement or for the benefit of any mortgagee of or any other holder of a security interest in an airframe owned by the Borrower (or any Lessee), unless such lessor, conditional vendor, other secured party or mortgagee has expressly agreed (which agreement may be contained in such lease, conditional sale or other security agreement or mortgage) that neither it nor its successors or assigns will acquire, as against the Collateral Agent, any right, title or interest in an Engine as a result of such Engine being installed on such airframe.

Section 2.05.                         Maintenance and Operation.

(a)                                  Maintenance. Borrower, at its own cost and expense, shall (or shall cause any Lessee to):

(i)                                     maintain, service, repair and overhaul (or cause to be maintained, serviced, repaired and overhauled) the Aircraft and the Engines in accordance with a maintenance program that is approved by the Aviation Authority of the State of Registration and complies in all material respects to the maintenance program recommended by the manufacturer of such Aircraft or Engine, as the case may be, so as to keep the Aircraft and the Engines in good operating condition (except for ordinary wear and tear), and as may be necessary to enable the applicable airworthiness certification for the Aircraft to be maintained in good standing at all times (other than during temporary periods of storage in accordance with applicable regulations or during maintenance or modification permitted hereunder) under the applicable laws of the State of Registration; and

(ii)                                  maintain or cause to be maintained in the English language all records, logs and other materials required to be maintained in respect of the Aircraft and the Engines in a form consistent with the requirements of the Aviation Authority of the State of Registration.

(b)                                 Operation. Neither the Borrower nor any Subsidiary Guarantor nor any Trust will maintain, use, service, repair, overhaul or operate the Aircraft and the Engines (or permit any Lessee to maintain, use, service, repair, overhaul or operate the Aircraft or the Engines) in violation of any law or any rule, regulation, order or certificate of any government or governmental authority (domestic or foreign) having jurisdiction, or in violation of any airworthiness certificate, license or registration relating to the Aircraft or the Engines issued by the Aviation Authority. Neither the Borrower nor any Subsidiary Guarantor nor any Trust will knowingly or willfully operate the Aircraft or the Engines, or knowingly or willfully permit any Lessee to operate the Aircraft or the Engines, in any area excluded from coverage by any insurance required by the terms of Section 2.07.

(c)                                  Return Condition. Nothing contained in this Section 2.05 shall be deemed to prohibit the Borrower, any Subsidiary Guarantor or any Trust from waiving return conditions applicable on the expiration or earlier termination of a Lease in exchange for a cash payment from the Lessee thereunder in lieu of performance.

Section 2.06.                         Alterations, Modifications and Additions. The Borrower, at its own expense, will make (or cause to be made) such alterations and modifications in and additions to the Airframes and Engines as may be required from time to time to meet the applicable standards of the FAA or any other governmental authority having jurisdiction; provided, however, that the Borrower (or, if a Lease is then in effect, any Lessee) may, in good faith, contest the validity or application of any such law, rule, regulation or order in any reasonable manner which does not materially adversely affect the first priority Lien of this Security Agreement and does not involve any material risk of sale, forfeiture or loss of the affected Eligible Equipment. In addition, the

Borrower (or any Lessee), at its own expense, may from time to time add further parts or accessories and make such alterations and modifications in and additions to any Airframe or any Engine as the Borrower (or any Lessee) may deem desirable in the proper conduct of its business, including, without limitation, removal of parts which the Borrower (or any Lessee) has determined in its reasonable judgment to be obsolete or no longer suitable or appropriate for use on such Airframe or Engine (such parts, “Obsolete Parts”); provided that no such alteration, modification or addition shall diminish (other than in a de minimus amount) the value or utility of such Airframe or Engine below the value or utility thereof immediately prior to such alteration, modification or addition, assuming such Airframe or Engine was then in the condition required to be maintained by the terms of this Security Agreement. All parts incorporated or installed in or attached or added to any Airframe or Engine as the result of such alteration, modification or addition (the “Additional Parts”) shall, without further act, become subject to the Lien of this Security Agreement. Notwithstanding the foregoing sentence, the Borrower (or any Lessee) may remove or suffer to be removed any Additional Part, provided that such Additional Part (i) is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the appropriate Airframe or Engine on the date such Airframe or Engine became subject to the Lien of this Security Agreement or any part in replacement of, or substitution for, any such part, (ii) is not required to be incorporated or installed in or attached or added to such Airframe or Engine pursuant to the terms of Sections 2.05 and 2.06 hereof or this Section and (iii) can be removed from such Airframe or Engine without diminishing or impairing the value or utility which such Airframe or Engine would have had at the time of removal had such alteration, modification or addition not occurred, assuming that such Airframe or Engine were in the condition and repair required to be maintained by the terms hereof.

Section 2.07.                         Insurance.

(a)                                  Public Liability and Property Damage Insurance. (I) Except as provided in clause (II) of this Section 2.07(a), the Borrower will carry or cause to be carried at its or any Lessee’s expense (i) liability insurance (including, without limitation, passenger legal liability, third party legal liability including property damage but excluding manufacturers’ product liability and cargo liability, including if and to the extent the same is maintained by the Borrower (or, if a Lease is then in effect, if and to the extent maintained by Lessee) War and allied perils in an amount not less than the greater of (x) the combined single limit from time to time applicable to aircraft owned or operated by the Borrower or any Subsidiary Guarantor (or, if a Lease is in effect, by the Lessee) and (y) a combined single limit of $150,000,000 of the type and covering the same risks as from time to time applicable to aircraft or engines owned or operated by the Borrower (or, if a Lease is then in effect, by Lessee) of the same type as the Aircraft and Engines and which is maintained in effect with insurers of recognized responsibility. Any policies of insurance carried in accordance with this paragraph (a) and any policies taken out in substitution or replacement for any of such policies (A) shall be endorsed to name the Collateral Agent and each Lender (but without imposing on any such parties liability to pay the premiums for such insurance) (and, if any Lease shall be in effect, the Borrower in its capacity as lessor under the Lease) as additional insureds as their respective interests may appear, (B) shall provide that in respect of the interest of the Collateral Agent and each Lender (and, if any Lease shall be in effect, the Borrower in its capacity as lessor under the Lease) in such policies the insurance shall not be invalidated by any action or inaction of the Borrower (or, if any Lease is then in effect, any Lessee) or any other Person and shall insure the Collateral Agent (and, if any Lease shall be in effect, the Borrower in its capacity as lessor under the Lease) regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Borrower (or, if any Lease is then in effect, any Lessee), (C) shall provide that, except to the extent not provided for by the Borrower’s war risk, hijacking and related perils insurance provider, if the Borrower maintains war risk, hijacking and related perils insurance, if the insurers cancel such insurance for any reason whatever or if any material change is made in such insurance which adversely affects the interest of the Collateral Agent or any Lender (or, if any Lease shall be in effect, the Borrower in its capacity as lessor under the Lease), or such insurance shall lapse for non-payment of premium, such cancellation, lapse or change shall not be effective as to the Collateral Agent or such Lender (or, if any Lease shall be in effect, the Borrower in its capacity as lessor under the Lease) for thirty (30) days (seven (7) days in the case of war risk and allied perils coverage) after issuance to the Collateral Agent and each Lender (or, if any Lease shall be in effect, the Borrower in its capacity as lessor under the Lease), respectively, of written notice by such insurers of such cancellation, lapse or change; provided, however, that if any notice period specified above is not reasonably obtainable, such policies shall provide for as long a period of prior notice as shall then be reasonably obtainable, (D) shall be primary without right of contribution from any other insurance which is carried by the Collateral Agent or any Lender (or, if any Lease shall be in effect, the Borrower in its capacity as lessor under the Lease), (E) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured, and (F) shall waive any right of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Collateral Agent or any Lender (or, if any Lease shall be in effect, the Borrower in its capacity as lessor under the Lease) to the extent of any moneys due to the Collateral Agent or any Lender (or, if any Lease shall be in effect, the Borrower in its capacity as lessor under the Lease). To the extent that the Borrower maintains war risk, hijacking and related perils liability insurance and the Borrower’s war risk, hijacking and related perils liability insurance provider does not provide for provision of direct notice to the Collateral Agent and each Lender of cancellation, material change or lapse in the insurance required hereunder, the Borrower hereby agrees that upon receipt of notice of any thereof from such insurance provider it shall give the Collateral Agent and each Lender immediate notice of each cancellation or lapse of, or material change to, such insurance.

(II)                                During any period that an Aircraft or Engine is on the ground and not in operation, the Borrower may carry or cause to be carried, in lieu of the insurance required by clause (I) above, insurance otherwise conforming with the provisions of said clause (I) except that (A) the amounts of coverage shall not be required to exceed the amounts of liability insurance from time to time applicable to aircraft or engines owned or operated by the Borrower of the same type as such Aircraft or Engine which are on the ground and not in operation; and (B) the scope of the risks covered and the type of insurance shall be the same as from time to time shall be applicable to aircraft or engines owned or operated by the Borrower of the same type which are on the ground and not in operation.

(b)                                 Insurance Against Loss or Damage to the Aircraft and Engines. (I) Except as provided in clause (II) of this Section 2.07(b), the Borrower shall maintain or cause to be maintained in effect, at its or any Lessee’s expense, with insurers of recognized responsibility, (A) all-risk ground and flight aircraft hull insurance covering each Aircraft and Engine, (B) all-risk ground - coverage of the Engines while removed from each Aircraft and replaced by similar components and (C) all risk property damage insurance covering the Aircraft and Engines (including, without limitation, with respect to any Aircraft or Engine, war risk and governmental confiscation and expropriation (other than by the government of registry of such Aircraft) and hijacking insurance (with such limitations as are customary in the industry)(collectively, “Hull War Risk Insurance”), if and to the extent the same is maintained by the Borrower (or, if a Lease is then in effect, by Lessee) with respect to other aircraft or engines owned or operated by the Borrower (or such Lessee) on the same routes as such Aircraft or Engine is operated, except that the Borrower (or such Lessee) shall maintain Hull War Risk Insurance if such Aircraft is operated on routes where the custom is for major international air carriers flying comparable routes to carry such insurance) which is of the type as from time to time applicable to aircraft or engines owned or operated by the Borrower (or, if a Lease is then in effect, by Lessee) of the same type as such Aircraft or Engine; provided that such insurance shall at all times while any Aircraft, or any Engine is subject to this Security Agreement be for an amount (subject to self-insurance to the extent permitted by Section 2.07(d)) not less than 105% of the allocable contribution of such Aircraft and Engine to the Borrowing Base, subject to standard deductibles. Any policies carried in accordance with this paragraph (b) covering the Aircraft and Engines, and any policies taken out in substitution or replacement for any such policies (i) shall name the Collateral Agent (and, if any Lease shall be in effect, the Borrower in its capacity as lessor under the Lease) as an additional insured, as its interest may appear (but without imposing on such party liability to pay premiums with respect to such insurance), (ii) shall provide that all proceeds with respect to a Recovery Event shall be payable to the Collateral Agent for application pursuant to Section 2.11 of the Senior Credit Agreement, (iii) shall provide that if the insurers cancel such insurance for any reason whatever, or such insurance lapses for non-payment of premium or if any material change is made in the insurance which adversely affects the interest of the Collateral Agent, such cancellation, lapse or change shall not be effective as to the Collateral Agent (or, if any Lease shall be in effect, the Borrower in its capacity as lessor under the Lease) for thirty (30) days (seven (7) days in the case of Hull War Risk Insurance coverage) after issuance to the Collateral Agent and each Lender (or, if any Lease shall be in effect, the Borrower in its capacity as lessor under the Lease), respectively, of written notice by such insurers of such cancellation, lapse or change, provided, however, that if any notice period specified above is not reasonably obtainable, such policies shall provide for as long a period of prior notice as shall then be reasonably obtainable, (iv) shall provide that in respect of the interest of the Collateral Agent and each Lender (and, if any Lease shall be in effect, the Borrower in its capacity as lessor under the Lease) in such policies the insurance shall not be invalidated by any action or inaction of the Borrower (or, if a Lease is then in effect, any Lessee) or any other Person and shall insure the Collateral Agent (and, if any Lease shall be in effect, the Borrower in its capacity as lessor under the Lease) regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Borrower (or, if a Lease is then in effect, any Lessee), (v) shall waive any right of subrogation of the insurers against the Collateral Agent and each Lender (and, if any Lease shall be in effect, the Borrower in its capacity as lessor under the Lease), and (vi) shall waive any right of the insurers to set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Collateral Agent or the Borrower (or any Lessee) to the extent of any moneys due to the Collateral Agent. To the extent that the Borrower maintains Hull War Risk Insurance and the Borrower’s Hull War Risk Insurance provider does not provide for provision of direct notice to the Collateral Agent and each Lender of cancellation, material change or lapse in the insurance required hereunder, the Borrower hereby agrees that upon receipt of notice of any thereof from such insurance provider it shall give the Collateral Agent and each Lender immediate notice of each cancellation or lapse of, or material change to, such insurance. In the case of a loss with respect to an engine (other than an Engine) installed on an Airframe, the Collateral Agent shall hold any payment to it of any insurance proceeds in respect of such loss for the account of any third party that is entitled to receive such proceeds.

As between the Collateral Agent and the Borrower, the insurance payments for any property damage loss to any Airframe or Engine not constituting a Recovery Event with respect thereto will be applied in payment for repairs or for replacement property in accordance with the terms of Sections 2.05 and 2.06, if not already paid for by the Borrower (or any Lessee or insurer), and any balance (or if already paid for by the Borrower (or any Lessee), all such insurance proceeds) remaining after compliance with such Sections with respect to such loss shall be paid to the Borrower (or any Lessee if directed by the Borrower).

(II)                                During any period that an Aircraft or Engine is on the ground and not in operation, the Borrower may carry or cause to be carried, in lieu of the insurance required by clause (I) above, insurance otherwise conforming with the provisions of said clause (I) except that the scope of the risks and the type of insurance shall be the same as from time to time applicable to aircraft or engines owned or operated by the Borrower (or, if a Lease is then in effect, by Lessee) of the same type similarly on the ground and not in operation, provided that the Borrower shall maintain insurance against risk of loss or damage to such Aircraft or Engine in an amount equal 105% of the allocable contribution of such Aircraft or Engine to the Borrowing Base, subject to a standard deductible.

(c)                                  Reports, etc. The Borrower will furnish, or cause to be furnished, to the Collateral Agent and each Lender, on or before the Closing Date and on or before April 1 in each year thereafter commencing April 1, 2007,  a certificate of insurance in respect to aircraft and engines not on lease signed by Willis Limited on behalf of the insurers or any other independent firm of insurance brokers reasonably acceptable to the Collateral Agent (the “Insurance Brokers”), describing in reasonable detail the insurance and, if applicable, reinsurance then carried and maintained with respect to the Eligible Equipment. The Borrower will cause such Insurance Brokers to agree to advise the Collateral Agent and each Lender in writing of any default in the payment of any premium. To the extent such agreement is reasonably obtainable, the Borrower will also cause such Insurance Brokers to agree to advise the Collateral Agent and each Lender in writing at least thirty (30) days (seven (7) days in the case of commercial war risk and allied perils coverage), prior to the expiration or termination date of any commercial insurance carried and maintained on any Eligible Equipment pursuant to this Section 2.07; provided that, in respect of any commercial War Risk Insurance, if the notice period specified above is not obtainable, the Insurance Brokers shall provide for as long a period of notice as shall then be obtainable. In addition, the Borrower will also cause such Insurance Brokers to deliver to the Collateral Agent and each Lender, on or prior to the date of expiration of any commercial insurance policy referenced in a previously delivered certificate of insurance, a new certificate of insurance, substantially in the same form as delivered by the Borrower to such party on the Closing Date. In the event that the Borrower or any Lessee shall fail to maintain or cause to be maintained insurance as herein provided, the Collateral Agent or any Lender may at its sole option provide such insurance and, in such event, the Borrower shall, upon demand, reimburse the Collateral Agent or such Lender for the cost thereof to Collateral Agent or such Lender, without waiver of any other rights Collateral Agent or such Lender may have. The Collateral Agent agrees that endorsements in accordance with AVN67B shall be acceptable.

(d)                                 In addition the Borrower will provide a report signed by Willis Aviation Consulting Limited or any other independent firm of insurance advisers reasonably acceptable to the Collateral Agent (the “Insurance Advisers”) stating the opinion of such firm that the insurance then carried by the Borrower or any Lessee and maintained with respect to the Eligible Equipment complies with the terms hereof; provided, however, (i) in the case of War Risk Insurance acquired by the Borrower directly from the FAA or other instrumentality of the United States, no opinion concerning such coverage, other than the fact that the Borrower has acquired it, need be given and (ii) that all information contained in the foregoing report shall not be made available by the Collateral Agent or the Lender to anyone except (A) to permitted transferees of the Lender or the Collateral Agent who agree to hold such information confidential, (B) to the Lender’s or the Collateral Agent’s counsel or independent certified public accountants or independent insurance advisors who agree to hold such information confidential, (C) as may be required by any statute, court or administrative order or decree or governmental ruling or regulation or (D) to bank examiners and auditors.

(e)                                  Additional Insurance by the Borrower. The Borrower (and any Lessee) may at its own expense carry insurance with respect to its interest in the Eligible Equipment in amounts in excess of that required to be maintained by this Section 2.07.

(f)                                    Indemnification by Government in Lieu of Insurance. Notwithstanding any provisions of this Section 2.07 requiring insurance, the Collateral Agent agrees to accept, in lieu of insurance against any risk with respect to the Eligible Equipment, indemnification from, or insurance provided by, the United States Government or any agency or instrumentality thereof or, in the case of an Aircraft, upon the written consent of the Collateral Agent, other Country of Registration of such Aircraft or any agency or instrumentality thereof, against such risk in an amount which, when added to the amount of insurance against such risk maintained by the Borrower (or any Lessee) with respect to the Eligible Equipment (including permitted self-insurance) shall be at least equal to the amount of insurance against such risk otherwise required by this Section 2.07. The Borrower shall furnish (including by e-mail distribution) in advance of attachment of such indemnity or insurance (or any renewal thereof), if practical to do so or as soon thereafter as is practicable, copies of any certificates of insurance evidencing any such indemnity or insurance, together with such evidence as shall be required thereunder to cause the additional insureds/loss payee hereunder to be named as additional insureds thereunder.

(g)                                 Aircraft and Engines being Parted Out. Aircraft and engines which are both (i)  on the ground and not in operation and (ii) either being disassembled for parts or held on consignment shall not be “Aircraft” or “Engines” for which insurance is required to be obtained under this Section 2.07.

(h)                                 Aircraft and/or Engines on Lease on Closing Date. As soon as practicable after the Closing Date, the Borrower shall cause each Lessee of Aircraft Asset Leases in effect on the Closing Date to revise the insurance maintained pursuant to such Aircraft Asset Leases to provide for the endorsements in favor of the Collateral Agent and the Lenders required by this Section 2.07. So long as the Borrower shall use all commercially reasonable efforts to obtain such endorsements, the Borrower shall not be deemed in default of its obligations hereunder as a result of the insurance being maintained by such Lessee of a Aircraft Asset Lease entered into prior to the Closing Date not providing for the endorsements in favor of the Collateral Agent required by this Section 2.07.

Section 2.08.                         Inspection.

At all reasonable times and upon at least 15 Business Days prior written notice to the Borrower, the Collateral Agent acting on behalf of all of the Lenders, and their authorized representatives may inspect the Aircraft and the Engines in Borrower’s or any Subsidiary Guarantor’s possession and inspect and make copies (at the Collateral Agent’s expense unless an Event of Default shall be continuing, in which case it shall be at the Borrower’s expense) of the books and records of the Borrower or any Subsidiary Guarantor or any Trust relating to the maintenance of the Aircraft and the Engines upon reasonable notice and at any time during normal business hours and not more than once during any fiscal quarter (unless an Event of Default shall have occurred and be continuing). The Collateral Agent shall not have any duty to make any such inspection nor shall it incur any liability or obligation by reason of not making such inspection. To the extent any Aircraft or Engine is subject to an Aircraft Asset Lease, the Borrower shall (or shall cause the applicable Subsidiary Guarantor of Trust) to exercise the inspection rights set forth in such Aircraft Asset Lease at the reasonable request of the Collateral Agent not more than once during any fiscal quarter (unless an Event of Default shall have occurred and be continuing) to the extent permitted under such Aircraft Asset Lease.

Section 2.09.                         Requisition, etc.

In the event of the requisition for use by any government, or any instrumentality or agency thereof, of an Airframe or an Engine, so long as such Airframe or Engine is subject to the Lien of this Security Agreement, the Borrower shall promptly notify the Collateral Agent of such requisition, and all of the Borrower’s obligations under this Security Agreement with respect thereto, shall continue to the same extent as if such requisition had not occurred. All payments received by the Collateral Agent or the Borrower from such government or instrumentality or agency thereof for the use of such Airframe and Engines shall be paid over to, or retained by, the Borrower (or, if directed by the Borrower, any Lessee).

Section 2.10.                         Status of Lease Default Equipment and Impaired Aircraft Assets.

Any failure of the Borrower, any Subsidiary Guarantor or any Trust to perform or observe any covenant, condition, agreement or any error in a representation or warranty under this Agreement or any other Loan Agreement shall not constitute a default hereunder or any other Loan Document or a Default or Event of Default under the Credit Agreements to the extent such failure or error is caused solely by reason of an event that causes an Aircraft Asset to be Lease Default Equipment or an Impaired Aircraft Asset, so long as the Borrower is complying with its obligations under Section 2.9(d) of the Senior Credit Agreement and, unless such Aircraft Asset has a Borrowing Base Value of zero, is exercising all commercially reasonable efforts to correct or remedy such event.

ARTICLE III

REMEDIES OF COLLATERAL AGENT

Section 3.01.                         Remedies.

(a)                                  If the Loans have been accelerated pursuant to Section 8 of the Senior Credit Agreement, then in every such case, the Collateral Agent may do one or more of the following, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

(i)                                     cause the Borrower or the relevant Subsidiary Guarantor or Trust upon the written demand of the Collateral Agent and at the Borrower’s or the relevant Subsidiary Guarantor’s expense, to deliver promptly, and the Borrower shall deliver promptly, the Collateral (or any portion thereof) as the Collateral Agent may so demand to the Collateral Agent, or the Collateral Agent, at its option, may enter upon the premises where all or any part of the Collateral is located and take immediate possession (to the exclusion of the Borrower or the relevant Subsidiary Guarantor or Trust and all Persons claiming under or through the Borrower or the relevant Subsidiary Guarantor or Trust) of and remove the same by summary proceedings;

(ii)                                  subject to the notice specified in Section 6.01, sell the Collateral (or any portion thereof) at public or private sale, whether or not the Collateral Agent shall at the time have possession thereof, as the Collateral Agent may determine, or lease or otherwise dispose of, all or any part of any Airframe, any Engine or any Inventory as the Collateral Agent, in its sole discretion, may determine, all free and clear of any rights of the Borrower or the relevant Subsidiary Guarantor or Trust, except as hereinafter set forth in this Article III; provided, however, that the Borrower or the relevant Subsidiary Guarantor or Trust shall be entitled at any time prior to any such disposition to redeem the Collateral by paying in full all of the Obligations; or

(iii)                               exercise any or all of the rights and powers and pursue any and all remedies of a secured party under the Uniform Commercial Code of the State of New York.

(b)                                 Any Lender shall be entitled, at any sale pursuant to this Article III, to credit against any purchase price bid at such sale by such holder all or any part of the unpaid obligations owing to such Lender and secured by the Lien of this Security Agreement. Any

Lender shall, upon any purchase, acquire good title to the property so purchased, to the extent permitted by applicable law, free of all rights of redemption.

(c)                                  In the event of any sale of the Collateral, or any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Security Agreement, the unpaid principal amount of all Loans then outstanding, together with accrued interest thereon, and other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived.

(d)                                 Any sale of the Collateral or any part thereof or any interest therein, whether pursuant to foreclosure or power of sale or otherwise hereunder, shall forever be a bar against the Borrower or the relevant Subsidiary Guarantor, after the expiration of the period, if any, during which the Borrower or the Subsidiary Guarantor or Trust shall have the benefit of Section 3.01(a)(ii) hereof or any redemption laws which may not be waived.

(e)                                  Any sale or other conveyance of the Collateral by the Collateral Agent made pursuant to the terms of this Security Agreement shall bind the Lenders and the Borrower and the relevant Subsidiary Guarantors and Trusts and shall be effective to transfer or convey all right, title and interest of the Borrower and the relevant Subsidiary Guarantors. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Collateral Agent.

Section 3.02.                         Return of Equipment, Etc.

(a)                                  If the Loans have been accelerated pursuant to Section 8 of the Senior Credit Agreement, at the request of the Collateral Agent, the Borrower and/or the relevant Subsidiary Guarantors and/or Trusts shall promptly execute and deliver to the Collateral Agent such instruments of title and other documents as the Collateral Agent may deem necessary or advisable to enable the Collateral Agent or an agent or representative designated by the Collateral Agent, at such time or times and place or places as the Collateral Agent may specify, to obtain possession of all or any part of the Collateral to which the Collateral Agent shall at the time be entitled hereunder. If the Borrower shall for any reason fail to execute and deliver such instruments and documents after such request by the Collateral Agent, the Collateral Agent may (i) obtain a judgment conferring on the Collateral Agent the right to immediate possession and requiring the Borrower to execute and deliver such instruments and documents to the Collateral Agent, to the entry of which judgment the Borrower hereby specifically consents to the fullest extent permitted by applicable law, and (ii) pursue all or part of such Collateral wherever it may be found and may enter any of the premises of the Borrower wherever such Collateral may be or be supposed to be and search for such Collateral and take possession of and remove such Collateral. All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Security Agreement.

(b)                                 Upon every such taking of possession, the Collateral Agent may, from time to time, at the expense of the Collateral, make all such expenditures for maintenance, use,

operation, storage, insurance, leasing, control, management, disposition, modifications or alterations to and of the Collateral, as it may deem proper. In each such case, the Collateral Agent shall have the right to maintain, use, operate, store, insure, lease, control, manage, dispose of, modify or alter the Collateral and to carry on the business and to exercise all rights and powers of the Borrower and/or the relevant Subsidiary Guarantors and/or Trusts relating to the Collateral, as the Collateral Agent shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modification or alteration of the Collateral or any part thereof as the Collateral Agent may determine, and the Collateral Agent shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Collateral and every part thereof, without prejudice, however, to the right of the Collateral Agent under any provision of this Security Agreement to collect and receive all cash held by, or required to be deposited with, the Collateral Agent hereunder. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, improvement, modification or alteration of the Collateral and of conducting the business thereof, and to make all payments which the Collateral Agent may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Collateral or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Borrower), and all other payments which the Collateral Agent may be required or authorized to make under any provision of this Security Agreement, as well as just and reasonable compensation for the services of the Collateral Agent, and of all persons properly engaged and employed by the Collateral Agent with respect hereto.

Section 3.03.                         Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the Borrower, the Subsidiary Guarantors, the Trusts and the Collateral Agent shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Borrower, the Subsidiary Guarantors, the Trusts or the Collateral Agent shall continue as if no such proceedings had been instituted.

Section 3.04.                         Appointment of Receiver. The Collateral Agent shall, as a matter of right, be entitled to the appointment of a receiver (who may be the Collateral Agent or any successor or nominee thereof) for all or any part of the Collateral, whether such receivership be incidental to a proposed sale of the Collateral or the taking of possession thereof or otherwise, and the Borrower hereby consents to the appointment of such a receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Collateral shall be entitled to exercise all the rights and powers of the Collateral Agent with respect to the Collateral.

ARTICLE IV

APPLICATION OF PROCEEDS

Section 4.01.                         Application of Proceeds.

(a)                                  If the Loans have been accelerated pursuant to Section 8 of the Senior Credit Agreement, the Collateral Agent may apply the proceeds of any sale or other disposition of all or any part of the Collateral, in the order of priorities:

first, to pay the expenses of such sale or other disposition, including reasonable compensation to agents of and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Security Documents, and any other amounts then due and payable to the Collateral Agent in connection with the Security Documents;

second, to pay ratably all interest (including post-petition interest) and all facility and other fees and indemnity amounts payable in connection with the Senior Loans, until payment in full of all such interest and other fees and indemnity amounts shall have been made;

third, to pay the unpaid principal on the Senior Loans and all other Obligations (including in connection with Specified Hedge Agreements) in connection with the Senior Loans;

fourth, to pay ratably all interest (including post-petition interest) and all facility and other fees and indemnity amounts payable in connection with the Junior Loans, until payment in full of all such interest and other fees and indemnity amounts shall have been made;

fifth, to pay the unpaid principal on the Junior Loans and all other Obligations in connection with the Junior Loans; and

finally, to pay to the Borrower or the relevant Subsidiary Guarantor or Trust, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

provided that Collateral owned by a Subsidiary Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses first, second, third, fourth and fifth, only to the extent permitted by the limitation in Section 2(j) of the Guarantee and Collateral Agreement. The Collateral Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

(b)                                 In making the payments and allocations required by this Article, the Collateral Agent may rely upon information supplied to it pursuant to Section 8.01(g). All distributions made by the Collateral Agent pursuant to this Article IV shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by either Agent or any Lender of any amount distributed to it.

ARTICLE V

FEES AND EXPENSES, INDEMNIFICATION

Section 5.01.                         Fees and Expenses and Indemnification. The Borrower will forthwith upon demand pay to the Collateral Agent:

(i)                                     the amount of any Taxes that the Collateral Agent may have been required to pay by reason of the Liens created by the Security Documents or to free any Collateral from any other Lien thereon (other than Permitted Liens);

(ii)                                  the amount of any and all reasonable out-of-pocket expenses, including transfer Taxes and reasonable fees and expenses of counsel and other experts, that the Collateral Agent may incur in connection with (x) the administration or enforcement of the Security Documents, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Lien created by the Security Documents, (y) the collection, sale or other disposition of any Collateral, or (z) the exercise by the Collateral Agent of any of its rights or powers under the Security Documents;

(iii)                               the amount of any fees that the Borrower shall have agreed in writing to pay to the Collateral Agent and that shall have become due and payable in accordance with such written agreement; and

(iv)                              the amount required to indemnify the Collateral Agent for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Collateral Agent in connection with the Security Documents, except to the extent that such loss, liability or expense arises from the Collateral Agent’s gross negligence or willful misconduct or a breach of any duty of the Collateral Agent under this Agreement (after giving effect to Articles VI and VII).

Any such amount not paid to the Collateral Agent on demand will bear interest for each day thereafter until paid at the highest rate of interest payable in connection with the Obligations under the Credit Agreements.

ARTICLE VI

AUTHORITY TO ADMINISTER COLLATERAL

Section 6.01.                         Authority To Administer Collateral. The Borrower and each Subsidiary Guarantor and each Trust irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Subsidiary Guarantor, any Lender or otherwise, for the sole use and benefit of the Lender, but at the Borrower’s expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of the Borrower’s, such Subsidiary Guarantor’s or such Trust’s Collateral (to the extent necessary to pay the Obligations in full):

(a)                                  to demand, sue for, collect, receive and give acquaintance for any and all monies due or to become due upon or by virtue thereof;

(b)                                 to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

(c)                                  to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof; and

(d)                                 to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

provided that, except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the Borrower or the relevant Subsidiary Guarantor or Trust at least twenty days prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. The Collateral Agent and each Subsidiary Guarantor agree that such notice shall be considered to have been “sent within a reasonable time” pursuant to UCC Section 9-612. Such notice shall (i) contain the information specified in UCC Section 9-613, (ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

ARTICLE VII

LIMITATION ON DUTY IN RESPECT OF COLLATERAL

Section 7.01.                         Limitation On Duty In Respect Of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Collateral Agent in good faith or by reason of any act or omission by the Collateral Agent pursuant to instructions from the Agents or the Lenders, except to the extent that such liability arises from the Collateral Agent’s gross negligence or willful misconduct.

ARTICLE VIII

GENERAL PROVISIONS CONCERNING THE COLLATERAL AGENT

Section 8.01.                         General Provisions Concerning The Collateral Agent.

(a)                                  Authority. The Collateral Agent is authorized to take such actions and to exercise such powers as are delegated to the Collateral Agent by the terms of the Loan Agreements, together with such actions and powers as are reasonably incidental thereto.

(b)                                 Coordination with Collateral Agent. The Collateral Agent will promptly notify each Agent of each notice or other communication received by the Collateral Agent hereunder and/or deliver a copy thereof to such Agent. As to any matters not expressly provided for herein (including (i) the timing and methods of realization upon the Collateral, and (ii) the exercise of any power that the Collateral Agent may, but is not expressly required to, exercise under any Security Document), the Collateral Agent shall act or refrain from acting other than in accordance with written instructions from the Agents or, in the absence of such instructions, in accordance with its discretion (subject to the following provisions of this Article VIII).

(c)                                  Rights and Powers as a Lender. The Person serving as the Collateral Agent shall, in its capacity as a Lender, have the same rights and powers as any other Lender and may exercise the same as though it were not the Collateral Agent. Such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower, any of its Subsidiaries or their respective Affiliates as if it were not the Collateral Agent hereunder.

(d)                                 Limited Duties and Responsibilities. The Collateral Agent shall not have any duties or obligations under the Security Documents except those expressly set forth therein. Without limiting the generality of the foregoing, (a) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (b) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Collateral Agent is required in writing to exercise by the Agents, and (c) except as expressly set forth in the Security Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Agents or in the absence of its own gross negligence or willful misconduct. The Collateral Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents. The Collateral Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Collateral Agent by the Borrower, any Subsidiary Guarantor, and Agent or a Lender, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Security Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Security Document, (iv) the validity, enforceability, effectiveness or genuineness of any Security Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in any Security Document.

(e)                                  Authority to Rely on Certain Writings, Statements and Advice. The Collateral Agent shall be entitled to rely on, and shall not incur any liability for relying on, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely on any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Borrowers or any of their Subsidiaries), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountant or expert.

(f)                                    Sub-Agents and Affiliates. The Collateral Agent may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it. The Collateral Agent and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its Affiliates. The exculpatory provisions of Article VII and this Article VIII shall apply to any such sub-agent and to the Affiliates of the Collateral Agent and any such sub-agent.

(g)                                 Information as to Secured Guarantees and Actions by Lenders. For all purposes of the Security Documents, including determining the amounts of the Secured Guarantees or whether any action has been taken under any Security Document, the Collateral Agent will be entitled to rely on information from (i) the Agents, and actions taken by them, (ii) any Lender (or any trustee, agent or similar representative designated pursuant to subsection (f) to supply such information) for information as to its Secured Guarantees and actions taken by it, to the extent that the Collateral Agent has not obtained such information from the foregoing sources, and (iii) the Borrower or any Subsidiary Guarantor, to the extent that the Collateral Agent has not obtained information from the foregoing sources.

(h)                                 Refusal to Act. The Collateral Agent may refuse to act on any notice, consent, direction or instruction from either Agent or any agent, trustee or similar representative thereof that, in the Collateral Agent’s opinion, (i) is contrary to law or the provisions of any Security Document, (ii) may expose the Collateral Agent to liability (unless the Collateral Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Lender), or (iii) is unduly prejudicial to the Agent or Lenders not joining in such notice, consent, direction or instruction.

(i)                                     Resignation; Successor Collateral Agent. Subject to the appointment and acceptance of a successor Collateral Agent as provided in this subsection, the Collateral Agent may resign at any time by notifying the Agents and the Borrower. Upon acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent hereunder, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed by the Borrowers and such successor. After the Collateral Agent’s resignation hereunder, the provisions of Article VII and this Article VIII shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Affiliates in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent.

(j)                                     Subject to 8.01(d), the Collateral Agent hereby agrees to be bound by the terms and provisions of all Loan Documents applicable to it.

ARTICLE IX

TERMINATION OF LIENS; RELEASE OF COLLATERAL

Section 9.01.                         Termination Of Liens; Release Of Collateral.

(a)                                  The Liens granted by the Borrower, the Subsidiary Guarantors and the Trusts under this Agreement shall terminate upon the payment in full of the unpaid principal amount of all Loans, all accrued and unpaid interest thereon, and any other Obligations payable under the Loan Documents and the reduction of all outstanding Commitments to zero.

(b)                                 The Liens granted by a Subsidiary Guarantor and any Trust in which it is the beneficiary under this Agreement shall terminate when its Secured Guarantee is released pursuant to Section 2(c) of the Guarantee and Collateral Agreement.

(c)                                  Upon any termination of a Lien granted under a Security Document or release of Collateral, the Collateral Agent will, at the expense of the Borrower or the relevant Subsidiary Guarantor or Trust, promptly execute and deliver to such Borrower or Subsidiary Guarantor or Trust (or its designee) such documents as such Borrower or Subsidiary Guarantor or Trust shall reasonably request to evidence the termination of such Lien or the release of such Collateral, as the case may be.

(d)                                 The Borrower and any Subsidiary Guarantor may sell, exchange, assign or otherwise dispose of any of the Aircraft or Engines in the ordinary course of business unless (i) doing so would violate a covenant in the Credit Agreements or (ii) the Loans shall have been accelerated pursuant to Section 8 of the Senior Credit Agreement and the Collateral Agent shall have notified the Borrower or such Subsidiary Guarantor that its right to do so is terminated, suspended or otherwise limited. If such sale is to a Person which is not the Borrower or one of its Subsidiaries, then concurrently with any sale or other disposition permitted by the foregoing sentence, the Liens created by the Security Documents on the assets sold or disposed of will cease immediately without any action by the Collateral Agent or any Lender and the Collateral Agent will, at the expense of the Borrower or the relevant Subsidiary Guarantor, promptly execute and deliver to such Borrower or Subsidiary Guarantor such documents as such Borrower or Subsidiary Guarantor shall reasonably request to evidence the termination of such Lien on such assets.

ARTICLE X

THE BORROWER AND SUBSIDIARY GUARANTORS

Section 10.01.                  The Borrower hereby represents and warrants that the Subsidiary Guarantors listed on the signatures pages hereof represent all the Subsidiaries of the Borrower on the date hereof and that the Trusts listed on the signatures pages hereof represent all the Trusts on the date hereof. If any additional Subsidiary (including, without limitation, any Special Purpose Vehicle) or any Trust is formed or acquired after the date hereof, the Borrower will, within ten Business Days after such Subsidiary or Trust is formed or acquired, notify the Collateral Agent thereof and cause such Subsidiary or Trust to become a party hereto by signing and delivering to the Collateral Agent a Security Agreement Supplement, whereupon such Subsidiary or Trust shall become a “Subsidiary Guarantor” or “Trust”, as the case may be, as defined herein.

ARTICLE XI

MISCELLANEOUS

Section 11.01.                  Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as set forth in Schedule 10.2 of the relevant Credit Agreement in the case of the Borrower and the Agents, as set forth in an administrative questionnaire delivered to the Agent in the case of the Lenders, as set forth below in respect of the Collateral Agent and as set forth next to the signature thereof or in the relevant Security Agreement Supplement in the case of any Subsidiary Guarantor or Trust, or such other address as may be hereafter notified by the respective parties hereto; provided that any notice, request or demand to or upon the Security Agent, the Agent or the Lenders shall not be effective until received. Collateral Agent’s details are:

CALYON New York Branch

1301 Ave of the Americas

New York, NY 10019-6022

Attention:  Brian Bolotin and Sandra Markovic

Facsimile:  (212) 459-3180

Telephone:  (212) 261-7669
E-mail:  brian.bolotin@us.calyon.com and

sandra.markovic@us.calyon.com

Section 11.02.                  No Implied Waivers; Remedies Not Exclusive. No failure by the Collateral Agent or the Agents or any Lender to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Lender of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified herein and in each other are cumulative and are not exclusive of any other rights or remedies provided by law.

Section 11.03.                  Successors And Assigns. This Agreement is for the benefit of the Collateral Agent, the Agents and the Lenders. If all or any part of any Lenders’ interest in any Obligation is assigned or otherwise transferred, the transferor’s rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Subsidiary Guarantors and their successors and assigns.

Section 11.04.                  Amendments And Waivers. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the parties hereto.

Section 11.05.                  Choice Of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

Section 11.06.                  Waiver Of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY SECURITY DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 11.07.                  Severability. If any provision of any Security Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law (i) the other provisions of the Security Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent, the Agents and the Lenders in order to carry out the intentions of the parties thereto as nearly as may be possible, and (ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

Section 11.08.                  Collateral Agent Subject To Direction of Senior Agent.

(a)                                  The Collateral Agent hereby covenants and agrees to serve as the Collateral Agent subject to the direction of the Agents in accordance herewith. Should the Collateral Agent fail or refuse to take or cause to be taken any action required or permitted to be taken or caused to be taken by it pursuant to this Agreement or any other Security Document, one or more of the Agents may take or cause to be taken such action consistently with the Loan Documents. At the request of any Agent, the Collateral Agent shall refrain from taking or causing to be taken any action permitted (but not required) to be taken or caused to be taken by it hereunder or under any other Loan Document. The Agents shall be entitled to all of the rights, remedies, benefits and protections granted to the Collateral Agent pursuant to this Agreement and the other Loan Documents to the same extent as granted herein or therein to the Collateral Agent. The provisions hereof are for the benefit of the Agents and the Lenders (subject to the last sentence of this Section) and may not be directly or indirectly modified without the prior written consent of each Agent. The foregoing shall apply notwithstanding anything to the contrary contained herein, in any other Security Document or otherwise. The Collateral Agent acknowledges that, for the purposes of the Loan Documents, it shall act solely at the direction of the Senior Agent until all Obligations related to the Senior Loans have been repaid and all Commitments have been terminated, and shall thereafter act at the direction of the Junior Agent, unless otherwise specifically provided for in the Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective officers thereof duly authorized as of the day and year first above written.

AEROTURBINE, INC.,as Borrower

By:
Name:
Title:

AEROTURBINE CAPITAL CORP., as Subsidiary Guarantor

By:
Name:
Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as owner trustee under the Trust Agreement relating to one Boeing B767-200 aircraft (MSN 22694)

By:
Name:
Title:

CALYON, NEW YORK BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A
TO
AIRCRAFT ASSET SECURITY AGREEMENT

AIRCRAFT ASSET SECURITY AGREEMENT SUPPLEMENT

This SECURITY AGREEMENT SUPPLEMENT dated [                    ] (herein called this “Security Agreement Supplement”) of [Borrower/Subsidiary Guarantor/Trust to be specified] (the “Grantor”).

W I T N E S S E T H:

WHEREAS, the AIRCRAFT ASSET SECURITY AGREEMENT dated as of April    , 2006 (as amended and supplemented to the date hereof, the “Security Agreement”) between AeroTurbine, Inc., the Subsidiary Guarantors and Trusts party thereto from time to time and CALYON New York Branch, as Collateral Agent (the “Collateral Agent”), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Eligible Equipment, and shall specifically mortgage such Aircraft Assets to the Collateral Agent; and

[Following clauses to be used to add Aircraft Assets]

[WHEREAS, this Security Agreement relates to the Aircraft Assets described below [, and a counterpart of this Security Agreement is attached hereto and made a part hereof] and this Security Agreement Supplement [, together with such counterpart of this Security Agreement,] is being filed for recordation on the date hereof with the FAA as one document];

NOW, THEREFORE, this Security Agreement Supplement witnesseth that the Grantor hereby confirms that the Lien of this Security Agreement on the Collateral covers all of the Grantor’s right, title and interest in and to the following described property:

AIRFRAME

One airframe identified as follows:

Manufacturer	Model	FAA Registration Number	Manufacturer’s Serial Number

together with all of the Grantor’s right, title and interest in and to all Parts of whatever nature, whether now owned or hereinafter acquired and which are from time to time incorporated or installed in or attached to or, if required to be replaced in accordance with this Security Agreement, removed from (until replaced if required to be replaced in accordance with this Security Agreement) said airframe.

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AIRCRAFT ENGINES [RELATED ENGINES]

         aircraft engines, each such engine having 550 or more rated take-off horsepower or the equivalent thereof [“relating to” the above-referenced Airframe], identified as follows:

Manufacturer	Manufacturer’s Model	Serial Number

together with all of the Grantor’s right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to any of such engines or, if required to be replaced in accordance with this Security Agreement, removed therefrom (until replaced if required to be replaced in accordance with this Security Agreement).]

AIRCRAFT ENGINES [NON-RELATED ENGINES]

         aircraft engines, each such engine having 550 or more rated take-off horsepower or the equivalent thereof [“relating to” the above-referenced Airframe], identified as follows:

Manufacturer	Manufacturer’s Model	Serial Number

together with all of the Grantor’s right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to any of such engines or, if required to be replaced in accordance with this Security Agreement, removed therefrom (until replaced if required to be replaced in accordance with this Security Agreement).]

TO HAVE AND TO HOLD all and singular the aforesaid property unto the Collateral Agent, its successors and assigns, in trust for the equal and proportionate benefit and security of the Lenders, without any preference, distinction or priority of any one Loan over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in this Security Agreement.

This Security Agreement Supplement shall be construed as supplemental to this Security Agreement and shall form a part thereof. This Security Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.]

[Following clauses to be used to add Subsidiary Guarantors or Trusts]

WHEREAS, the [Subsidiary Guarantor/Trust] desires to become a party to the Security Agreement as a [Subsidiary Guarantor/Trust] thereunder; and

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WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

(a)                                  Party to Security Agreement. Upon delivering this Security Agreement Supplement to the Collateral Agent, the Subsidiary Guarantor will become a party to the Security Agreement and will thereafter have all the rights and obligations of a Subsidiary Guarantor and be bound by all the provisions thereof as fully as if the Subsidiary Guarantor were one of the original parties thereto.

(d)                                 Address of [Subsidiary Guarantor/Trust]. The address, facsimile number and e-mail address of the [Subsidiary Guarantor/Trust] for purposes of Section 11.01 of the Security Agreement are:

[address, facsimile number and e-mail address of [Subsidiary Guarantor/Trust]

(e)                                  Representations and Warranties. The [Subsidiary Guarantor][Trust] represents and warrants as follows:

(i)                                     the Subsidiary Guarantor is a [corporation][trust] duly organized, validly existing and in good standing under the laws of [jurisdiction of organization];

(ii)                                  the execution and delivery of this Security Agreement Supplement by the Subsidiary Guarantor and the performance by it of its obligations under the Security Agreement as supplemented hereby are within its [corporate or other] powers, have been duly authorized by all necessary [corporate or other] action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than the as contemplated by Section 5.2 of the Senior Credit Agreement) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its organizational documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien on any of its assets; and

(iv)                              the Security Agreement as supplemented hereby constitutes a valid and binding agreement of the [Subsidiary Guarantor][Trust], enforceable in accordance with its terms, except as limited by (A) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally and (B) general principles of equity.]

This Security Agreement Supplement is being delivered in the State of New York.

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IN WITNESS WHEREOF, the Grantor has caused this Security Agreement Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.

[GRANTOR]

By:
Name:
Title:

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